DERIVATIVES DERIVATIVES - Disclosure by Type of Financial Instrument (Details) - Fair Value Hedges - Matched interest rate swaps - Accrued interest and other liabilities - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Derivatives, Fair Value [Line Items]
Derivative Liability, Fair Value, Gross Liability	$ 12,687	$ 12,587
Derivative Liability, Fair Value, Gross Asset	2,279	(462)
Derivative Asset, Fair Value, Amount Not Offset Against Collateral	$ 14,966	$ 12,125